SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SPANISH BROADCASTING SYSTEM, INC.

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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Important Notice of Availability of Proxy Materials for the Shareholder Meeting of
SPANISH BROADCASTING SYSTEM, INC.
To Be Held On:
June 3, 2008 at 2:00 p.m. Eastern Daylight Time
2601 South Bayshore Drive, 4th Floor, Coconut Grove, Florida 33133
For directions to the annual meeting, please visit www.spanishbroadcasting.com/directionstosbs.html

COMPANY NUMBER

ACCOUNT NUMBER

CONTROL NUMBER

1. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
2. The Notice of Annual Meeting, Proxy Statement for the annual meeting and the 2007 Annual Report are available at http://ww3.ics.adp.com/streetlink/SBSA
3. If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before 5/21/08 to facilitate timely delivery.
Please visit http://ww3.ics.adp.com/streetlink/SBSA, where the following materials are available for view:

• Proxy Statement
• 10-K Report
TO REQUEST MATERIAL:	TELEPHONE: 866-668-8562
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
- OR -
IN PERSON: You may vote your shares in person by attending the Annual Meeting.
- OR -
TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.
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MAIL: You may request a card by following the instructions above.

The Board of Directors recommends that you vote FOR the following proposal.		Proposal No 2: To transact any other business that may properly come before the Annual Meeting or any adjournment thereof.
Proposal No. 1:	Election of Board of Directors.

NOMINEES:	Raúl Alarcón, Jr.
Pablo Raúl Alarcón, Sr.
Joseph A. García
Antonio S. Fernandez
José A. Villamil
Mitchell A. Yelen
Jason L. Shrinsky

If a choice is not specified with respect to this proposal, this proxy will be voted FOR this proposal.
This item of business is more fully described in the proxy statement. The record date for the Annual Meeting is April 16, 2008. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Please note that you cannot use this notice to vote by mail.